As Filed With the Securities and Exchange Commission On November 22, 1999
                                                             Files Nos. 333-0795
                                                                       811-07695
================================================================================

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 5                     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 6                            [X]

                                   ----------

                           O'SHAUGHNESSY FUNDS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  35 Mason Street, Greenwich, Connecticut 06830
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (203) 869-7148
               ---------------------------------------------------
               Registrant's Telephone Number, Including Area Code:

                          Send all communications to:

                             James P. O'Shaughnessy
                     O'Shaughnessy Capital Management, Inc.
                                 35 Mason Street
                          Greenwich, Connecticut 06830

                          Copies of communications to:

                              Counsel for the Fund:
                             Joel H. Goldberg, Esq.
                    Swidler, Berlin, Shereff, Friedman, LLP
                                919 Third Avenue
                          New York, New York 10022-9998

                               Steven J. Paggioli
                     Investment Company Administration, LLC
                     915 Broadway, New York, New York 10010
                     --------------------------------------
                     (Name and Address of Agent for Service)

 It is proposed that this filing will become effective (check appropriate box)

            [ ] Immediately upon filing pursuant to paragraph (b)
            [ ] On pursuant to paragraph (b)
            [X] 60 days after filing pursuant to paragraph (a)(1)
            [ ] On pursuant to paragraph (a)(1)
            [ ] 75 days after filing pursuant to paragraph (a)(2)
            [ ] On pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

            [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

O'SHAUGHNESSY CORNERSTONE GROWTH FUND
O'SHAUGHNESSY CORNERSTONE VALUE FUND
SERIES OF O'SHAUGHNESSY FUNDS, INC.



     O'Shaughnessy Cornerstone Growth Fund is a stock mutual fund that seeks long-term growth of capital.

     O'Shaughnessy Cornerstone Value Fund is a stock mutual fund that seeks total return, consisting of capital appreciation and current income.



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE OR DISAPPROVE OF THESE SHARES OR DETERMINE IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                 The date of this Prospectus is _________, 2000

                                www.osfunds.com

                               TABLE OF CONTENTS

An Overview of the Funds ................................................  3
Performance .............................................................  4
Fees and Expenses .......................................................  6
Investment Objectives and Principal Investment Strategies ...............  7
Principal Risks of Investing in the Funds ...............................  9
Management of the Funds.................................................. 16
Shareholder Information ................................................. 16
Pricing of Fund Shares .................................................. 23
Dividends and Distributions ............................................. 23
Tax Consequences ........................................................ 23
Financial Highlights .................................................... 23

                            AN OVERVIEW OF THE FUNDS

WHAT ARE THE INVESTMENT GOALS OF THE FUNDS?

CORNERSTONE GROWTH FUND seeks long-term growth of capital.

CORNERSTONE VALUE FUND seeks total return, consisting of capital appreciation and current income.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

Each Fund seeks to achieve its investment goal through a process of Strategy Indexing(R)* which is pursued through the use of an investment strategy developed by O'Shaughnessy Capital Management, Inc., the Funds' investment manager (the "Manager"). Each Fund will invest substantially all of its assets in common stocks selected through such strategies. Each Fund may invest in foreign securities, including American Depositary Receipts ("ADRs").

Each Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year, which ignores market timing and rejects active management. The Manager anticipates that the 50 stocks held in each Fund's portfolio will remain the same through the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally.

CORNERSTONE GROWTH FUND. In selecting stocks for this Fund, the Manager uses the Cornerstone Growth Strategy*. The Cornerstone Growth Strategy selects the 50 common stocks with the highest one-year price appreciation as of the date of purchase from the O'Shaughnessy All Stocks Universe(TM) that also meet certain criteria that is explained in detail under "Investment Objectives and Principal Investment Strategies."

CORNERSTONE VALUE FUND. In selecting stocks for this Fund, the Manager uses the Cornerstone Value Strategy*. The Cornerstone Value Strategy selects the 50 highest dividend-yielding common stocks from the O'Shaughnessy Market Leaders Universe(TM) that also meet certain criteria that is explained in detail under "Investment Objectives and Principal Investment Strategies."

----------
Trademarks of O'Shaughnessy Capital Management, Inc. U.S. Patent No. 5,978,778.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

There is the risk that you could lose money on your investment in the Funds. The following risks could affect the value of your investment:

     *    The stock market goes down
     *    Interest rates rise which can result in a decline in the equity market
     * Stocks in the Funds' portfolios may not increase their earnings at the rate anticipated
     * The Strategy Indexing(R) employed by the Funds could cause them to underperform similar funds that do not use this discipline
     * Securities of medium and small companies involve greater volatility than investing in larger more established companies
     * Adverse developments occur in foreign markets. Foreign investments involve greater risk.

WHO MAY WANT TO INVEST IN THE FUNDS?

The Funds may be appropriate for investors who:

     *    Are pursuing a long-term goal such as retirement
     * Are willing to accept higher short-term risk along with higher potential for long-term growth of capital
     * Want to add an equity investment to diversify their investment portfolio
     * Believe that long-term investing, using a disciplined strategy, is most likely to meet their investment goals

The Funds may not be appropriate for investors who:

     *    Need regular income or stability of principal
     *    Are pursuing a short term goal
     *    Are not comfortable with a Fund's disciplined Strategy

                                   PERFORMANCE

     The following performance information indicates some of the risks of investing in the Funds. The bar charts show how each Fund's total return has varied from year to year. The tables show each Fund's average return over time compared with a broad-based market index. This past performance will not necessarily continue in the future.

CORNERSTONE GROWTH FUND

CALENDAR YEAR TOTAL RETURNS (%)*

[The following is the bar chart]

                    1997:    31.34%
                    1998:     3.67%

[End of bar chart]
----------
* The Fund's year-to-date return as of 9/30/99 was 4.30%.

During the period shown in the bar chart, the Fund's highest quarterly return was 23.82% for the quarter ended December 31, 1998 and the lowest quarterly return was -28.53% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1998

                                                             Since Inception
                                            1 Year              (11/1/96)
                                            ------              ---------
Cornerstone Growth Fund                          %                    %
S&P 500 Index*                              28.57%                    %

----------
* The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.

CORNERSTONE VALUE FUND

CALENDAR YEAR TOTAL RETURNS (%)*

[The following is the bar chart]

                    1997:    15.29%
                    1998:     6.59%

[End of bar chart]

* The Fund's year-to-date return as of 9/30/99 was 4.75%.

During the period shown in the bar chart, the Fund's highest quarterly return was 11.87% for the quarter ended December 31, 1998 and the lowest quarterly return was -10.04% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1998

                                                             Since Inception
                                            1 Year              (11/1/96)
                                            ------              ---------
Cornerstone Value Fund                           %                    %
S&P 500 Index*                              28.57%                    %

----------
* The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                       Cornerstone   Cornerstone
                                                       Growth Fund   Value Fund
                                                       -----------   ----------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases.....      None          None
Maximum deferred sales charge (load) ................      None          None
Redemption fee (as a percentage of
  amount redeemed)*..................................      1.50%         1.50%
Exchange Fee*........................................      1.50%         1.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees .....................................      0.74%         0.74%
Distribution and Service (12b-1) Fees ...............      None          None
Other Expenses ......................................      0.41%         0.64%
                                                           ----          ----
Total Annual Fund Operating Expenses ................      1.15%         1.38%
                                                           ====          ====

----------
* If you redeem or exchange shares you have owned for less than 90 days, a 1.50% fee will be deducted from the value of your exchange or from your redemption proceeds. This fee is payable to the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                                                       Cornerstone   Cornerstone
                                                       Growth Fund   Value Fund
                                                       -----------   ----------
One Year .........................................        $  117       $  140
Three Years ......................................        $  365       $  436
Five Years .......................................        $  632       $  753
Ten Years ........................................        $1,393       $1,652

            INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

CORNERSTONE GROWTH FUND. The goal of the Cornerstone Growth Fund is to seek long-term growth of capital. The Fund seeks to meet its goal by investing substantially all of its assets in common stocks selected through the "Cornerstone Growth Strategy."

WHAT IS THE CORNERSTONE GROWTH STRATEGY?

The Cornerstone Growth Strategy selects the 50 common stocks with the highest one-year price appreciation as of the date of purchase from the O'Shaughnessy All Stock Universe(TM) that also meet the following criteria: (i) annual earnings that are higher than the previous year; (ii) a price-to-sales ratio below 1.5; (iii) positive relative strength over the past three and six month periods; and (iv) historical trading volume sufficient to allow for the Fund to purchase the required number of shares on the Re-Balance Date. A stock's price-to-sales ratio is computed by dividing the market value of the stock by the issuer's most recent twelve months sales.

WHAT IS THE O'SHAUGHNESSY ALL STOCKS UNIVERSE(TM)?

The O'Shaughnessy All Stock Universe(TM) consists of all the domestic and foreign common stocks in the Standard & Poor's Compustat ("S&P Compustat") database (the "COMPUSTAT(R) Database") with market capitalizations exceeding $172 million. Currently the COMPUSTAT(R) Database consists of the stocks (including the American Depositary Receipts ("ADRS")) of 4,651 issuers, and the O'Shaughnessy All Stocks Universe(TM) consists of the stocks of 2,731 issuers.

CORNERSTONE VALUE FUND. The goal of the Cornerstone Value Fund is to seek total return, consisting of capital appreciation and current income. The Fund seeks to meet its goal by investing substantially all of its assets in common stocks selected through the "Cornerstone Value Strategy."

WHAT IS THE CORNERSTONE VALUE STRATEGY?

The Cornerstone Value Strategy involves the selection of the 50 highest dividend-yielding common stocks from the O'Shaughnessy Market Leaders Universe(TM) that have historical trading volume sufficient to allow for the Fund to purchase the required number of shares on the Re-Balance Date.

WHAT IS THE O'SHAUGHNESSY MARKET LEADERS UNIVERSE(TM)?

The O'Shaughnessy Market Leaders Universe(TM) consists of those domestic and foreign stocks in the COMPUSTAT(R) Database which are not power utility companies and which have (i) market capitalizations exceeding the average of the COMPUSTAT(R) Database; (ii) twelve month sales which are 50% greater than the average for the COMPUSTAT(R) Database; (iii) a number of shares outstanding which exceeds the average for the COMPUSTAT(R) Database; and (iv) cash flow which exceeds the average for the COMPUSTAT(R) Database. Currently, the O'Shaugnessy Market Leaders Universe(TM) consists of the stocks of 296 issuers.

HOW DOES INVESTMENT THROUGH THE CORNERSTONE GROWTH STRATEGY AND THE CORNERSTONE VALUE STRATEGY WORK?

When the Funds began, the Manager purchased 50 stocks for each Fund as dictated by the respective Strategy, based on information at that time. Each Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount. Thereafter the Manager rebalances the portfolio of each Fund annually during the month preceding and three months after the calendar year-end of the succeeding year (the "Re-Balance Date"), in accordance with the Fund's respective Strategy, based on information during this period. That is, during the Re-Balance period of each year, stocks meeting the Strategy's criteria on or about the immediately preceding year-end will be purchased for the Fund to the extent not then held, stocks which no longer meet the criteria as of such date will be sold, and the holdings of all stocks in the Fund that continue to meet the criteria will be appropriately increased or decreased to result in equal weighting of all stocks in the portfolio. When a Fund receives new cash flow from the sale of its shares over the course of the year, such cash will first be used to the extent necessary to meet redemptions. The balance of any such cash will be invested in the 50 stocks selected for the Fund using the applicable Strategy as of the most recent rebalancing of the Fund's portfolio, in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis in the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into a Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities between annual Re-Balance Dates will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy's criteria.

The Manager expects that the 50 stocks held in each Fund's portfolio will remain the same throughout the course of a year, despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. However, if during the course of a year it is determined that earnings or other information that form the basis for selecting a security are false or incorrect, the Manager reserves the right to replace such a security with another meeting the criteria of the respective Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in a Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during a year.

COMPUSTAT(R) DATABASE. Although S&P Compustat obtains information for inclusion in or for use in the COMPUSTAT(R) Database from sources which S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the COMPUSTAT(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Funds, or any other persons or entity from the use of the COMPUSTAT(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the COMPUSTAT(R) Database. "Standard & Poor's" and "S&P" are trademarks of The
McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Funds.

                    PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Funds that may adversely affect the Funds' net asset value or total return are previously summarized in "An Overview of the Funds." These risks are discussed in more detail below.

STRATEGY INDEXING(R) RISK. The Strategy Indexing(R) utilized by each Fund provides a disciplined approach to investing, based on a buy and hold philosophy during the course of each year, which ignores market timing and rejects active management. Each Fund will adhere to its respective Strategy (subject to applicable federal tax requirements relating to mutual funds), despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. This could result in substantial losses to a Fund, if for example, the stocks selected for a Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecast, negative publicity or general market cycles.

There can be no assurance that the market factors that caused the stocks held in a Fund's portfolio to meet a Strategy's investment criteria as of rebalancing in any given year will continue during such year until the next rebalancing, that any negative conditions adversely affecting a stock's price will not develop and/or deteriorate during a given year, or that share prices of a stock will not decline during a given year.

Each Fund's portfolio is rebalanced annually in accordance with its respective Strategy. Rebalancing may result in elimination of better performing assets from a Fund's portfolio and increases in investments in securities with relatively lower total return.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

SMALL AND MEDIUM SIZED COMPANIES RISK. Investing in securities of small and medium sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

FOREIGN SECURITIES RISK. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates; (2) economic and political instability; (3) less publicly available information; (4) less strict auditing and financial reporting requirement; (5) less governmental supervision and regulation of securities markets; (6) higher transactions costs;
(7) potential adverse effects of the euro conversion; and (8) greater possibility not being able to sell securities on a timely basis.

YEAR 2000 RISK. The risk that the Funds could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate information related dates beginning January 1, 2000. This is commonly known as the "Year 2000 Problem." This situation may negatively affect the companies in which the Funds invest and by extension the value of the Funds' shares. Although the Funds' service provides are taking steps to address this issue, there may still be some risk of adverse effects.

WHAT IS THE HISTORICAL PERFORMANCE OF THE STRATEGIES?

The following graphs and tables compare the actual performance of the S&P 500 Index (the "S&P 500"), the hypothetical performance of each of the Cornerstone Growth Strategy and Cornerstone Value Strategy for the historical periods indicated and the actual performance of the Cornerstone Growth Fund and Cornerstone Value Fund for 1997, 1998 and 1999. Returns for each Strategy are the returns on a hypothetical portfolio of stocks which was rebalanced annually in accordance with such Strategy for the historical periods indicated. The Strategies have been developed and tested solely by the Manager.

Actual performance of the Funds may differ from the quoted performance of the Strategies for the following reasons: each Fund may not be fully invested at all times; not all stocks in a Fund's portfolio may be weighted equally at all times due to appreciation or depreciation in a stock's value; purchases and sales of stocks for a Fund's portfolio are likely to occur between annual rebalancings due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; in managing the Funds, the Manager may make limited modifications to the Strategies as necessary to comply with federal tax laws; and the returns of the Strategies do not reflect the advisory fees, commission costs, expenses or taxes that are borne by the Funds. Because the returns for the Strategies are hypothetical, they do not represent actual trading or the impact that material economic and market factors might have had on the Manager's decision-making under actual circumstances. However, except as described above, the Manager can presently foresee no circumstances that would cause deviation from the Strategies in managing the Funds. All returns contained in the graphs and charts below reflect reinvestment of dividends and other earnings.

CORNERSTONE GROWTH STRATEGY STOCKS: Hypothetical Total Return on a $10,000 Investment+

[The following is in graph form]

                        Cornerstone                                Cornerstone
Date       S&P 500      Growth Fund        Date       S&P 500      Growth Fund
----       -------      -----------        ----       -------      -----------
1953     $    9,901     $    10,040        1976         97,031         343,618
1954         15,111          15,733        1977         90,064         434,333
1955         19,880          20,515        1978         95,973         600,683
1956         21,184          24,208        1979        113,670         833,147
1957         18,900          19,875        1980        150,522       1,355,530
1958         27,096          30,369        1981        143,131       1,233,532
1959         30,336          37,688        1982        173,776       1,691,173
1960         30,479          42,436        1983        212,892       2,244,186
1961         38,675          64,121        1984        226,241       2,199,303
1962         35,298          53,093        1985        299,000       3,134,006
1963         43,346          64,136        1986        354,225       3,688,725
1964         50,490          83,377        1987        372,751       3,489,534
1965         56,776         120,146        1988        435,410       4,525,926
1966         51,064         120,026        1989        572,521       5,603,096
1967         63,309         220,007        1990        554,372       5,418,194
1968         70,311         331,110        1991        723,733       8,203,146
1969         64,335         238,068        1992        779,243      10,294,948
1970         66,915         231,878        1993        857,090      13,414,317
1971         76,490         306,311        1994        868,318      12,703,358
1972         91,008         366,655        1995      1,193,329      15,015,370
1973         77,666         265,825        1996      1,468,630      19,748,214
1974         57,108         188,470        1997      1,958,565      25,929,405
1975         78,352         259,334        1998      2,518,323      26,881,014

[End of graph]

O'Shaughnessy Cornerstone Growth Strategy Index vs. the S&P 500*
(December 31, 1953-December 31, 1999)


                           Cornerstone                               Cornerstone
                             Growth                                     Growth
Year Ending    S&P 500      Strategy        Year Ending   S&P 500      Strategy
-----------    -------      --------        -----------   -------      --------
  12/31/53      -0.99%         0.40%         12/31/76      23.84%        32.50%
  12/31/54      52.62%        56.70%         12/31/77      -7.18%        26.40%
  12/31/55      31.56%        30.40%         12/31/78       6.56%        38.30%
  12/31/56       6.56%        18.00%         12/31/79      18.44%        38.70%
  12/31/57     -10.78%       -17.90%         12/31/80      32.42%        62.70%
  12/31/58      43.36%        52.80%         12/31/81      -4.91%        -9.00%
  12/31/59      11.96%        24.10%         12/31/82      21.41%        37.10%
  12/31/60       0.47%        12.60%         12/31/83      22.51%        32.70%
  12/31/61      26.89%        51.10%         12/31/84       6.27%        -2.00%
  12/31/62      -8.73%       -17.20%         12/31/85      32.16%        42.50%
  12/31/63      22.80%        20.80%         12/31/86      18.47%        17.70%
  12/31/64      16.48%        30.00%         12/31/87       5.23%        -5.40%
  12/31/65      12.45%        44.10%         12/31/88      16.81%        29.70%
  12/31/66     -10.06%        -0.10%         12/31/89      31.49%        23.80%
  12/31/67      23.98%        83.30%         12/31/90      -3.17%        -3.30%
  12/31/68      11.06%        50.50%         12/31/91      30.55%        51.40%
  12/31/69      -8.50%       -28.10%         12/31/92       7.67%        25.50%
  12/31/70       4.01%        -2.60%         12/31/93       9.99%        30.30%
  12/31/71      14.31%        32.10%         12/31/94       1.31%        -5.30%
  12/31/72      18.98%        19.70%         12/31/95      37.43%        18.20%
  12/31/73     -14.66%       -27.50%         12/31/96      23.07%        31.52%
  12/31/74     -26.47%       -29.10%         12/31/97+     33.36%        31.30%
  12/31/75      37.20%        37.60%         12/31/98+     28.58%         3.67%

----------
+ Returns for 1997, 1998 and 1999 are actual for the Cornerstone Growth Fund, net of fees and expenses. *This Chart and the Index Performance Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Cornerstone Growth Strategy, but not the Cornerstone Growth Fund, applies retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1952 through 1996, together with the actual return of the O'Shaughnessy Cornerstone Growth Fund for 1997, 1998 and 1999. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

CORNERSTONE VALUE STRATEGY STOCKS: Hypothetical Total Return on a $10,000 Investment+

[The following is in graph form]

                           Cornerstone                              Cornerstone
Date        S&P 500        Value Fund     Date        S&P 500       Value Fund
----        -------        ----------     ----        -------       ----------
1952        11,837           11,430       1976       114,856          231,377
1953        11,720           11,567       1977       106,609          239,012
1954        17,887           17,640       1978       113,603          246,900
1955        23,532           22,597       1979       134,551          310,106
1956        25,076           25,941       1980       178,173          373,058
1957        22,372           22,439       1981       169,424          420,809
1958        32,073           32,514       1982       205,698          503,288
1959        35,909           35,635       1983       252,001          697,557
1960        36,078           35,625       1984       267,801          730,342
1961        45,779           44,317       1985       353,926          985,961
1962        41,783           43,165       1986       419,296        1,189,070
1963        51,309           51,280       1987       441,225        1,327,002
1964        59,765           61,690       1988       515,395        1,678,657
1965        67,205           72,547       1989       677,693        2,309,832
1966        60,445           65,147       1990       656,210        2,148,144
1967        74,939           80,587       1991       856,683        2,940,809
1968        83,227          101,943       1992       922,390        3,281,943
1969        76,153           86,652       1993     1,014,537        3,951,459
1970        79,207           96,443       1994     1,027,828        4,141,129
1971        90,541          111,681       1995     1,412,543        5,246,810
1972       107,726          127,317       1996     1,738,417        6,395,862
1973        91,933          119,805       1997     2,318,353        7,374,429
1974        67,599          105,069       1998     2,980,938        7,862,616
1975        92,745          166,219

[End of graph]

O'Shaughnessy Cornerstone Value Strategy Index vs. the S&P 500*
(December 31, 1952-December 31, 1999)


                         Cornerstone                             Cornerstone
                            Value                                   Value
Year Ending    S&P 500     Strategy     Year Ending    S&P 500     Strategy
-----------    -------     --------     -----------    -------     --------
  12/31/52      18.37%      14.30%        12/31/76      23.84%      39.20%
  12/31/53      -0.99%       1.20%        12/31/77      -7.18%       3.30%
  12/31/54      52.62%      52.50%        12/31/78       6.56%       3.30%
  12/31/55      31.56%      28.10%        12/31/79      18.44%      25.60%
  12/31/56       6.56%      14.80%        12/31/80      32.42%      20.30%
  12/31/57     -10.78%     -13.50%        12/31/81      -4.91%      12.80%
  12/31/58      43.36%      44.90%        12/31/82      21.41%      19.60%
  12/31/59      11.96%       9.60%        12/31/83      22.51%      38.60%
  12/31/60       0.47%      -0.03%        12/31/84       6.27%       4.70%
  12/31/61      26.89%      24.40%        12/31/85      32.16%      35.00%
  12/31/62      -8.73%      -2.60%        12/31/86      18.47%      20.60%
  12/31/63      22.80%      18.80%        12/31/87       5.23%      11.60%
  12/31/64      16.48%      20.30%        12/31/88      16.81%      26.50%
  12/31/65      12.45%      17.60%        12/31/89      31.49%      37.60%
  12/31/66     -10.06%     -10.20%        12/31/90      -3.17%      -7.00%
  12/31/67      23.98%      23.70%        12/31/91      30.55%      36.90%
  12/31/68      11.06%      26.50%        12/31/92       7.67%      11.60%
  12/31/69      -8.50%     -15.00%        12/31/93       9.99%      20.40%
  12/31/70       4.01%      11.30%        12/31/94       1.31%       4.80%
  12/31/71      14.31%      15.80%        12/31/95      37.43%      26.70%
  12/31/72      18.98%      14.00%        12/31/96      23.07%      21.90%
  12/31/73     -14.66%      -5.90%        12/31/97+     33.36%      15.30%
  12/31/74     -26.47%     -12.30%        12/31/98+     28.58%       6.62%
  12/31/75      37.20%      58.20%

----------
+ Returns for 1997, 1998 and 1999 are actual for the Cornerstone Value Fund, net of fees and expenses. *This Chart and the Index Performance Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Cornerstone Value Strategy, but not the Cornerstone Value Fund, applies retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the Strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1952 through 1996, together with the actual return of the O'Shaughnessy Cornerstone Value Fund for 1997, 1998 and 1999. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

Summary results for S&P 500 and Hypothetical Results for Cornerstone Growth Strategy Stocks, December 31, 1952-December 31, 1999.++

                                                    Cornerstone
                                     S&P 500      Growth Strategy
                                     -------      ---------------
Arithmetic average+                    14.06%            21.54%
Standard deviation of return+          16.86%            25.21%
Sharpe risk-adjusted ratio*            51.04%            63.80%
1-yr return**+                         _____%            _____%
3-yr compounded**+                     28.27%            21.42%
5-yr compounded**+                     24.06%            14.91%
10-yr compounded**+                    19.18%            19.50%
15-yr compounded**+                    17.90%            18.00%
20-yr compounded**+                    17.75%            20.93%
25-yr compounded**+                    14.93%            20.82%
30-yr compounded**+                    12.67%            15.78%
35-yr compounded**+                    12.31%            18.83%
40-yr compounded**+                    12.00%            18.49%
Compound Annual Return+                12.77%            18.73%

$10,000 becomes+:                 $2,518,323       $26,881,014

Maximum return                         52.62%            83.30%
Minimum return                        -26.47%           -29.10%

----------
+ Returns for 1997, 1998 and 1999 are actual for Cornerstone Growth Fund, net of fees and expenses.
* The Sharpe risk-adjusted ratio (the "Sharpe ratio") takes a portfolio's volatility, as measured by its standard deviation of return, into account. The higher the Sharpe ratio, the better the portfolio's risk-adjusted return. The Sharpe ratio is calculated by subtracting the risk free Treasury bill return from the portfolio's return and then dividing that number by the portfolio's overall standard deviation of return.
**   Quoted return is for the most recent period ended December 31, 1999.
++ These Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Cornerstone Growth Strategy, but not the Cornerstone Growth Fund, applied retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1952 through 1996, together with the actual return of the O'Shaughnessy Cornerstone Growth Fund for 1997, 1998 and 1999. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears, The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

Summary results for S&P 500 and Hypothetical Results for Cornerstone Value Strategy Stocks, December 31, 1951-December 31, 1999.++

                                                              Cornerstone
                                           S&P 500           Value Strategy
                                           -------           --------------
Arithmetic average+                          14.15%               16.43%
Standard   deviation of  return+             16.69%               16.65%
Sharpe risk-adjusted ratio* +                52.59%               66.43%
1-yr  return**+                              _____%               _____%
3-yr  compounded**+                          28.27%               14.43%
5-yr  compounded**+                          24.06%               14.75%
10-yr compounded**+                          19.18%               16.70%
15-yr compounded**+                          17.90%               17.53%
20-yr compounded**+                          17.75%               18.89%
25-yr compounded**+                          14.93%               18.22%
30-yr compounded**+                          12.67%               15.59%
35-yr compounded**+                          12.31%               15.46%
40-yr compounded**+                          12.00%              14.719%
Compound Annual Return+                      12.89%               15.24%

$10,000 becomes+:                       $2,980,938           $7,862,616

Maximum return                               52.62%               58.20%
Minimum return                              -26.47%              -15.00%

----------
+ Returns for 1997, 1998 and 1999 are actual for the Cornerstone Value Fund, net of fees and expenses.
* The Sharpe ratio takes a portfolio's volatility, as measured by its standard deviation of return, into account. The higher the Sharpe ratio, the better the portfolio's risk-adjusted return. The Sharpe ratio is calculated by subtracting the risk free Treasury bill return from the portfolio's return and then dividing that number by the portfolio's overall standard deviation of return.
**   Quoted return is for the most recent period ended December 31, 1999.
++ These Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Cornerstone Value Strategy, but not the Cornerstone Value Fund, applied retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1952 through 1996, together with the actual return of the O'Shaughnessy Cornerstone Value Fund for 1997, 1998 and 1999. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears, The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

                             MANAGEMENT OF THE FUNDS

WHO RUNS THE FUNDS?

O'Shaughnessy Capital Management, Inc. is the investment manager of each Fund. The Manager's address is 35 Mason Street, Greenwich, CT 06830. The Manager has been providing investment advisory services since 1988. The Manager serves as portfolio consultant to a unit investment trust and provides investment advisory services to investment companies and individual and institutional accounts with assets in excess of $800 million. The Manager also furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds. For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. For the fiscal year ended September 30, 1999, the Manager received advisory fees of 0.74% of each of the Fund's average daily net assets.

James P. O'Shaughnessy has had the day-to-day responsibility for managing the portfolio of each Fund and developing and executing each Fund's investment program since the commencement of operations of each Fund. For the past eleven years, Mr. O'Shaughnessy has served as Chairman and CEO of the Manager. Mr. O'Shaughnessy is recognized as a leading expert and pioneer in quantative equity analysis. He is the author of three financial books, INVEST LIKE THE BEST, WHAT WORKS ON WALL STREET and HOW TO RETIRE RICH.

FUND EXPENSES

Each Fund is responsible for its own operating expenses. At times, the Manager may reduce its fees and/or pay expenses of either Fund in order to reduce the Fund's aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by the Manager are subject to reimbursement by the Fund if requested by the Manager in subsequent fiscal years. This reimbursement may be requested by the Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Manager is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. Each Fund must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of fees and/or expenses.

                             SHAREHOLDER INFORMATION

PURCHASE OF SHARES

The minimum initial investment in a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts. For corporate sponsored retirement plans, there is no minimum initial investment. There is no minimum subsequent investment requirement for any account. However, a $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Funds may waive the minimum investment requirements from time to time.

You may purchase shares of the Funds by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Funds are not required to issue share certificates. The Funds reserve the right to reject any purchase in whole or in part.

HOW DO I PURCHASE SHARES BY CHECK?

If you are making an initial investment in a Fund, simply complete the appropriate Application and mail it with a check (made payable to "O'Shaughnessy Cornerstone Value Fund" or "O'Shaughnessy Cornerstone Growth Fund") to:

O'Shaughnessy Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

If you wish to send your Application and check via an overnight delivery service, delivery cannot be made to a post office box. In that case, you should use the following address:

O'Shaughnessy Funds, Inc
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street,
Third Floor
Milwaukee, WI 53202

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered

HOW DO I PURCHASE SHARES BY WIRE?

If you are making an initial investment in a Fund, before you wire funds, you should call the Fund at 877-OSFUNDS (673-8637) between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment. You will then receive your account number and an order confirmation number. Before or immediately after your bank wires funds, a completed Application should be sent to the Transfer Agent by U.S. mail or overnight courier to the addresses listed above. If you are making a subsequent purchase, before you wire funds, you should be sure to notify the Transfer Agent.

All wires should specify the name of the Fund, the name(s) in which the account is registered, the shareholder's social security number or employer tax identification number, the account number and the amount being wired. Please indicate if this is an initial or subsequent investment. IT IS ESSENTIAL THAT YOUR BANK INCLUDE COMPLETE INFORMATION ABOUT YOUR ACCOUNT IN ALL WIRE INSTRUCTIONS. Wire purchases are normally used only for large purchases (over $5,000). Your bank may charge you a fee for sending a wire to the Funds.

Your bank should transmit immediately available funds by wire in your name to:

O'Shaughnessy Funds
c/o Firstar Mutual Fund Services, LLC
ABA# 075000022
DDA# 11295137

CAN I PURCHASE SHARES THROUGH BROKER-DEALERS OTHER THAN THE DISTRIBUTOR?

You may buy, sell and exchange shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

You may also buy, sell and exchange shares of the Funds through other outside broker-dealers that have not made arrangements with the Funds to sell their shares. Such broker-dealers may purchase shares of the Funds by telephone if they have made arrangements in advance with the Funds. To place a telephone order, such broker-dealer should call the Funds at 877-OSFUNDS (673-8637).

AUTOMATIC INVESTMENT PLAN

For your convenience, the Funds offer an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Funds to withdraw from your checking or savings account each month or quarter an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Application. If you are an existing shareholder, you may call the Fund at 877-OSFUNDS (673-8637) and request an Automatic Investment Plan Application. Signed Applications should be received by the Transfer at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $20 fee if the automatic investment cannot be made due to indufficient funds, stop payment or for any other reason. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS
You may invest in the Funds under the following prototype retirement plans:

*    "Education" Individual Retirement Account (IRA)
*    "Traditional" Individual Retirement Account (IRA)
*    "Roth" Individual Retirement Account (IRA)
* Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations
* Profit-Sharing and Money Purchase Pension Plans for corporations and their employees

HOW TO EXCHANGE SHARES

You may exchange shares of one Fund for shares of the other Fund any day the Funds and the NYSE are open for business. You may also exchange shares of either Fund for shares of the Firstar Money Market Fund, a money market mutual fund not affiliated with O'Shaughnessy Funds or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the Firstar Money Market Fund. Prior to making an exchange into the Firstar Money Market Fund, you should obtain and carefully read that fund's prospectus which may be obtained by calling 877- OSFUNDS (673-8637).

If you exchange into shares of the Firstar Money Market Fund you may establish checkwriting privileges on that money market account. Contact the Fund at 877-OSFUNDS (673-8637) for a checkwriting application and signature card.

HOW DO I EXCHANGE SHARES BY MAIL?

You may exchange your Fund shares by simply sending a written request to the Funds' Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into whith the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all of the shareholders whose names appear on the account registration.

HOW DO I EXCHANGE SHARES BY TELEPHONE?

If your account has telephone privileges, you may also exchange Fund shares by calling the Fund at 877-OSFUNDS (673-8637) before the close of regular trading on the NYSE, which presently is 4:00 p.m., Eastern time. If you are exchanging shares by telephone, you will be subject to certain identification procedures which are listed below under "How do I redeem shares by telephone?". You will be charged a $5.00 fee for exchanges of Fund shares by telephone. Telephone requests for exchanges will not be accepted with respect to shares represented by certificates. The Funds may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

The Funds reserve the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders.

HOW TO SELL SHARES

You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your investment representative.

HOW DO I SELL SHARES BY MAIL?

You may redeem your shares by sending a written request to the Transfer Agent. The redemption request should include the following: (i) the name of the account; (ii) the account number; (iii) the number of shares or the dollar value of shares to be redeemed; (iv) duly endorsed share certificates, if issued; (v) any signature guarantees that are required; and (vii) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether the redemptions proceeds are to be sent by mail or wire. The letter should be signed by shareholders whose names appear on the account registration. If you wish to have the proceeds wired, please give wire instructions. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?

To protect the Funds and their shareholders, except as noted in the following paragraph, a signature guarantee is required for all written redemption requests. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted for any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

The Funds will waive the signature guarantee required on redemption requests that instruct that the proceeds be sent by mail if all of the following conditions  apply:  (1)  the  redemption  is for  $10,  000 or  less;  (ii)  the redemption check is payable to the shareholder(s) of records; (iii) the redemption check is mailed to the shareholder(s) at the address of record; and
(iv) no shares represented by certificate are being redeemed. In addition, the Funds may waive the signature guarantee for employees and affiliates of the Manager, the Distributor, the Administrator, and family members of the foregoing.

HOW DO I SELL SHARES BY TELEPHONE?

If you complete the "Shareholder Privileges" section of the Fund Application, you may redeem all or some of you shares by calling the Fund at 877-OSFUNDS (673-8637) before the close of regular trading on the NYSE, which presently is
4.00 p.m., Eastern time. Redemption proceeds will be mailed within one or two days. If you request, redemption proceeds will be wired on the next business day to the bank account you have designated in your Fund Application or written instructions. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $12. This fee is will be deducted from your redemption proceeds and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

When you establish telephone privileges, you are authorizing the Funds and their Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent. Your written request for telephone privileges must be signed by the registered owner(s) of the shares exactly as the account is required and signature guaranteed, and include the name of the account, the account number and the name of the Fund.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Application is received by the Funds. If you did not purchase your shares with a certified check or wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If either Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

WHEN WILL I PAY A REDEMPTION FEE?

The Funds are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, each Fund will assess a 1.5% fee on redemptions and exchanges of Fund shares purchased and held for less than 90 days. This fee will be paid to the Fund to help offset transactions costs. In determining the 90-day holding period, the Funds will use the "first-in, first-out" method. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If those shares were held for less than 90 days, the fee will be assessed.

This fee does not apply to: (i) any shares purchased through reinvested dividends or capital gains; or (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. In addition, this fee may not apply to shares held in broker omnibus accounts.

CAN MY ACCOUNT BE INVOLUNTARILY REDEEMED?

The Funds may redeem the shares in your account if the value of your account is less than $2,500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Funds make an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Funds take any action.

SYSTEMATIC CASH WITHDRAWAL PROGRAM

As another convenience, you may redeem your Fund shares through the Systematic Cash Withdrawal Program. If you elect this method of redemption, the Fund will send you or a designated third party a check in a minimum amount of $50. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                             PRICING OF FUND SHARES

The price of each Fund's shares is based on the Fund's net asset value. This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. Each Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. Each Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

The net asset value of each Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund will make distributions of dividends and capital gains, if any, annually, usually on or about December 31 of each year.

All distributions will be reinvested in shares of the distributing Fund unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

                                TAX CONSEQUENCES

The Funds intend to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                              FINANCIAL HIGHLIGHTS

These tables show each Fund's financial performance the period of its operations. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. Information for the fiscal year ended September 30, 1999 has been audited by ________________, independent auditors. Their report and the Funds' financial statements are included in the Annual Reports which are available upon request. Information for earlier periods shown was audited by other independent accountants.

                             CORNERSTONE GROWTH FUND
                             CORNERSTONE VALUE FUND
                       SERIES OF O'SHAUGHNESSY FUNDS, INC.


For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                            O'Shaugnesssy Funds, Inc.
                                 35 Mason Street
                               Greenwich, CT 06830
                            Telephone: 1-877-OSFUNDS

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. You can get text-only copies:

* For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-6009, or

*    For a fee, by calling 1-800-SEC-0330, or

*    Free   of   charge   from   the    Commission's    Internet    website   at
     http://www.sec.gov.



                                          (The Fund's SEC Investment Company Act
                                                       file number is 811-07695)

O'SHAUGHNESSY AGGRESSIVE GROWTH FUND
O'SHAUGHNESSY DOGS OF THE MARKET(TM) FUND
SERIES OF O'SHAUGHNESSY FUNDS, INC.



     O'Shaughnessy Aggressive Growth Fund is a stock mutual fund that seeks capital appreciation.

     O'Shaughnessy Dogs of the Market(TM) Fund is a stock mutual fund that seeks total return, consisting of capital appreciation and current income.



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE OR DISAPPROVE OF THESE SHARES OR DETERMINE IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                 The date of this Prospectus is _________, 2000

                                www.osfunds.com

                               TABLE OF CONTENTS

An Overview of the Funds ...............................................  3
Performance ............................................................  5
Fees and Expenses ......................................................  6
Investment Objectives and Principal Investment Strategies ..............  7
Principal Risks of Investing in the Funds .............................. 12
Management of the Funds ................................................ 14
Shareholder Information ................................................ 14
Pricing of Fund Shares ................................................. 20
Dividends and Distributions ............................................ 20
Tax Consequences ....................................................... 20
Financial Highlights ................................................... 20

                            AN OVERVIEW OF THE FUNDS
                             AGGRESSIVE GROWTH FUND

WHAT IS THE FUND'S INVESTMENT GOAL?

The Fund seeks long-term growth of capital.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

The Fund seeks to achieve its investment goal through the use of proprietary aggressive growth models developed by O'Shaughnessy Capital Management, Inc., the Fund's investment manager (the "Manager"). The Fund will primarily invest in approximately 45 common stocks with a market capitalization in excess of $150 million selected through the use of such investment models. The Fund may invest in foreign securities, including American Depositary Receipts ("ADRs").

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

     *    The stock market goes down
     *    Interest rates rise which can result in a decline in the equity market
     * Stocks in the Fund's portfolio may not increase their earnings at the rate anticipated
     * The aggressive growth models employed by the Fund could cause it to underperform similar funds that do not use this discipline
     * Securities of small companies involve greater volatility than investing in larger more established companies
     * Adverse developments occur in foreign markets. Foreign investments involve greater risk.

WHO MAY WANT TO INVEST IN THE FUND?

The Fund may be appropriate for investors who:

     *    Are pursuing a long-term goal such as retirement
     * Are willing to accept higher short-term risk along with higher potential for long-term growth of capital
     * Want to add an equity investment in smaller and new issuers to diversify their investment portfolio

The Fund may not be appropriate for investors who:

     *    Need regular income or stability of principal

     *    Are pursuing a short term goal

                          DOGS OF THE MARKET(TM) FUND

WHAT ARE THE FUND'S INVESTMENT GOALS?

The Fund seeks total return, consisting of capital appreciation and current income.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

The Fund seeks to achieve its investment goal through a process of Strategy Indexing(R) which is pursued through the use of an investment strategy developed by O'Shaughnessy Capital Management, Inc., the Fund's investment manager (the "Manager"). The Fund will invest substantially all of its assets in common stocks selected through this strategy.

The Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year, which ignores market timing and rejects active management. The Manager anticipates that the 30 stocks held in the Fund's portfolio will remain the same through the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally.

In selecting stocks for the Fund, the Manager uses the Dogs of the Market Strategy. The Dogs of the Market Strategy selects 30 high dividend-yielding common stocks of large well-established companies from the Dow Jones Industrial Average and the S&P 400 Industrial Average that also meet certain criteria that is explained in detail under "Investment Objectives and Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

     *    The stock market goes down
     *    Interest rates rise which can result in a decline in the equity market
     * Stocks in the Fund's portfolios may not increase their earnings at the rate anticipated
     * The Strategy Indexing(R) employed by the Fund could cause it to underperform similar funds that do not use this discipline

WHO MAY WANT TO INVEST IN THE FUND?

The Fund may be appropriate for investors who:

     *    Are pursuing a long-term goal such as retirement
     * Are willing to accept higher short-term risk along with higher potential for long-term growth of capital
     * Want to add an equity investment to diversify their investment portfolio
     * Believe that long-term investing, using a disciplined strategy, is most likely to meet their investment goals

The Fund may not be appropriate for investors who:

     *    Need regular income or stability of principal
     *    Are pursuing a short term goal
     *    Are not comfortable with the Fund's disciplined Strategy

                                   PERFORMANCE

     The following performance information indicates some of the risks of investing in the Funds. The bar charts show how each Fund's total return has varied from year to year. The tables show each Fund's average return over time compared with a broad-based market index. This past performance will not necessarily continue in the future.

AGGRESSIVE GROWTH FUND

CALENDAR YEAR TOTAL RETURNS (%)*

[The following is the bar chart]

               1997:
               1998:

[End of bar chart]

----------
* The Fund's year-to-date return as of 9/30/99 was ____%.

During the period shown in the bar chart, the Fund's highest quarterly return was ___% for the quarter ended ________ and the lowest quarterly return was ___% for the quarter ended _________.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1998

                                                          Since Inception
                                            1 Year           (11/1/96)
                                            ------           ---------
Aggressive Growth Fund                           %                 %
S&P 500 Index*                              28.57%                 %

----------
* The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.

DOGS OF THE MARKET(TM) FUND

CALENDAR YEAR TOTAL RETURNS (%)*

[The following is the bar chart]

               1997:
               1998:

[End of bar chart]

*The Fund's year-to-date return as of 9/30/99 was ____%.

During the period shown in the bar chart, the Fund's highest quarterly return was ___% for the quarter ended ________ and the lowest quarterly return was ___% for the quarter ended _________.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1998

                                                          Since Inception
                                            1 Year           (11/1/96)
                                            ------           ---------
Dogs of the Market(TM) Fund                     %                  %
Dow Jones Industrial Average*                   %                  %

----------
*    The Dow Jones Industrial Average is unmanaged index ________________.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                    Aggressive     Dogs of the
                                                    Growth Fund  Market(TM) Fund
                                                    -----------  ---------------

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases....    None           None
Maximum deferred sales charge (load) ...............    None           None
Redemption fee (as a percentage of amount
  redeemed)*........................................    1.50%          1.50%
Exchange Fee*.......................................    1.50%          1.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees ....................................        %              %
Distribution and Service (12b-1) Fees ..............    None           None
Other Expenses .....................................        %              %
                                                       -----          -----
Total Annual Fund Operating Expenses ...............        %              %
                                                       =====          =====

----------
* If you redeem or exchange shares you have owned for less than 90 days, a 1.50% fee will be deducted from the value of your exchange or from your redemption proceeds. This fee is payable to the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                                    Aggressive            Dogs of the
                                    Growth Fund         Market(TM) Fund

One Year .........................   $                       $
Three Years ......................   $                       $
Five Years .......................   $                       $
Ten Years ........................   $                       $

            INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
                             AGGRESSIVE GROWTH FUND

The goal of the Aggressive Growth Fund is to seek long-term growth of capital. The Fund seeks to meet its goal by investing substantially all of its assets in common stocks of domestic corporations selected through the use of proprietary aggressive growth models developed by the Manager.

The Fund's portfolio will generally consist of 45 stocks, selected through the use of such models. At the time of purchase, such stocks will generally possess the following characteristics:

     *    a market capitalization in excess of $150 million;
     * outstanding price performance during the last six months or one year period prior to purchase;
     *    high earnings gains during the one year period prior to purchase; and
     * expected high future earnings gains in the general consensus of market analysts.

The Fund may also invest in stocks which do not meet all of the above criteria, if, in the opinion of the Manager, such stocks possess characteristics similar to those listed above. In addition, the Fund may continue to hold a stock in the Fund's portfolio which no longer meets the initial criteria for investment if the Manager believes such investments are consistent with the Fund's investment goal.

The Fund may also invest in securities of foreign issuers, including American Depositary Receipts.

                           DOGS OF THE MARKET(TM) FUND

The goal of the Dogs of the Market(TM) Fund is to seek total return, consisting of capital appreciation and current income. The Fund seeks to meet its goal by investing substantially all of its assets in common stocks selected through the "Dogs of the Market Strategy."

WHAT IS THE DOGS OF THE MARKET STRATEGY?

The Dogs of the Market Strategy involves the selection of 30 common stocks using the following selection criteria:

* Ten stocks in the Fund's portfolio will be the highest yielding stocks from the Dow Jones Industrial Average (the "Dow Dogs").

* Twentystocks will be the highest yielding stocks from the S&P 400 Industrial Average that also have (a) market capitalization over $1 billion and (b) an issue of common outstanding that is rated A or higher by Standard & Poor's Rating Service.

HOW DOES INVESTMENT THROUGH THE DOGS OF THE MARKET STRATEGY WORK?

When the Fund began, the Manager purchased 30 stocks for the Fund as dictated by the Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount. Thereafter the Manager rebalances the Fund's portfolio annually during the first month after the calendar year-end of the succeeding year (the "Re-Balance
Date"), in accordance with the Strategy, based on information during this period. That is, during the Re-Balance period of each year, stocks meeting the Strategy's criteria on or about the immediately preceding year-end will be purchased for the Fund to the extent not then held, stocks which no longer meet the criteria as of such date will be sold, and the holdings of all stocks in the Fund that continue to meet the criteria will be appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

When the Fund receives new cash flow from the sale of its shares over the course of the year, such cash will first be used to the extent necessary to meet redemptions. The balance of any such cash will be invested in the 30 stocks selected for the Fund using the Strategy as of the most recent rebalancing of the Fund's portfolio, in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis in the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities between annual Re-Balance Dates will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy's criteria.

The Manager expects that the 30 stocks held in the Fund's portfolio will remain the same throughout the course of a year, despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. However, if during the course of a year it is determined that earnings or other information that form the basis for selecting a security are false or incorrect, the Manager reserves the right to replace such a security with another meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during a year.

WHAT IS THE HISTORICAL PERFORMANCE OF THE STRATEGY?

The following graphs and tables compare the actual performance of the S&P 500 Index (the "S&P 500"), the hypothetical performance of Strategy for the historical periods indicated and the actual performance of the Dogs of the Market(TM) Fund for 1997, 1998 and 1999. Returns for the Strategy are the returns on a hypothetical portfolio of stocks which was rebalanced annually in accordance with the Strategy for the historical periods indicated. The Strategy has have been developed and tested solely by the Manager.

Actual performance of the Fund may differ from the quoted performance of the Strategy for the following reasons: the Fund may not be fully invested at all times; not all stocks in the Fund's portfolio may be weighted equally at all times due to appreciation or depreciation in a stock's value; purchases and sales of stocks for the Fund's portfolio are likely to occur between annual rebalancings due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; in managing the Fund, the Manager may make limited modifications to the Strategy as necessary to comply with federal tax laws; and the returns of the Strategy do not reflect the advisory fees, commission costs, expenses or taxes that are borne by the Fund.

Because the returns for the Strategy are hypothetical, they do not represent actual trading or the impact that material economic and market factors might have had on the Manager's decision-making under actual circumstances. However, except as described above, the Manager can presently foresee no circumstances that would cause deviation from the Strategy in managing the Fund. All returns contained in the graphs and charts below reflect reinvestment of dividends and other earnings.

DOGS OF THE MARKET STRATEGY STOCKS: Hypothetical Total Return on a $10,000 Investment+

[The following is in graph form]
                                                  Dogs of the
                   Date           S&P 500         Market Fund
                   ----           -------         -----------
                31-Dec-74        $ 10,000          $ 10,000
                31-Dec-75          13,721            15,052
                31-Dec-76          16,993            19,644
                31-Dec-77          15,772            19,094
                31-Dec-78          16,807            19,881
                31-Dec-79          19,906            23,968
                31-Dec-80          26,360            29,060
                31-Dec-81          25,066            31,154
                31-Dec-82          30,432            41,085
                31-Dec-83          37,283            54,242
                31-Dec-84          39,620            59,476
                31-Dec-85          52,362            78,629
                31-Dec-86          62,033            98,969
                31-Dec-87          65,278           106,714
                31-Dec-88          76,251           138,092
                31-Dec-89         100,262           178,387
                31-Dec-90          97,084           177,564
                31-Dec-91         126,743           235,063
                31-Dec-92         136,465           267,390
                31-Dec-93         150,097           301,552
                31-Dec-94         152,064           316,539
                31-Dec-95         208,981           433,279
                31-Dec-96         257,193           523,270
                31-Dec-97         342,993           658,274
                31-Dec-98         440,976           718,243
                31-Dec-99          ______           _______
[End of graph]

O'Shaughnessy Dogs of the Market Strategy Index vs. the S&P 500*
(December 31, 1974-December 31, 1999)

                                                  Dogs of the
                                                    Market
                Year Ending        S&P 500         Strategy
                -----------        -------         --------
                  12/31/75          37.20%          50.52%
                  12/31/76          23.84%          30.51%
                  12/31/77          -7.18%          -2.80%
                  12/31/78           6.56%           4.12%
                  12/31/79          18.44%          20.56%
                  12/31/80          32.42%          21.25%
                  12/31/81          -4.91%           7.20%
                  12/31/82          21.41%          31.88%
                  12/31/83          22.51%          32.02%
                  12/31/84           6.27%           9.65%
                  12/31/85          32.16%          32.20%
                  12/31/86          18.47%          25.87%
                  12/31/87           5.23%           7.83%
                  12/31/88          16.81%          29.40%
                  12/31/89          31.49%          29.18%
                  12/31/90          -3.17%          -0.46%
                  12/31/91          30.55%          32.38%
                  12/31/92           7.67%          13.75%
                  12/31/93           9.99%          12.78%
                  12/31/94           1.31%           4.97%
                  12/31/95          37.43%          36.88%
                  12/31/96          23.07%          20.77%
                  12/31/97+         33.36%          25.80%
                  12/31/98+         28.58%           9.11%
                  12/31/99+         _____%          _____%

----------

+ Returns for 1997, 1998 and 1999 are actual for the Dogs of the Market Fund, net of fees and expenses. *This Chart and the Index Performance Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Dogs of the Market Strategy, but not the Dogs of the Market Fund, applies retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1974 through 1996, together with the actual return of the O'Shaughnessy Dogs of the Market Fund for 1997, 1998 and 1999. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

Summary results for S&P 500 and Hypothetical Results for Dogs of the Market Strategy Stocks, December 31, 1974-December 31, 1999.

These Performance Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Dogs of the Market Strategy, but not the Dogs of the Market Fund, applied retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1974 through 1996, together with the actual return of the O'Shaugnesssy Dogs of the Market Fund for 1997, 1998 and 1999. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

                                                              Dogs of the
                                             S&P 500        Market Strategy
                                             -------        ---------------
Arithmetic average+                            ____%             ____%
Standard deviation of return                   ____%             ____%
Sharpe risk-adjusted ratio*                    ____%             ____%
3-yr compounded**+                             ____%             ____%
5-yr compounded**+                             ____%             ____%
10-yr compounded*+                             ____%             ____%
15-yr compounded**+                            ____%             ____%
20-yr compounded**+                            ____%             ____%
Compound Annual Return+                        ____%             ____%

$10,000 becomes+:                             $____             $____

----------
* The Sharpe ratio takes a portfolio's volatility, as measured by its standard deviation of return, into account. The higher the Sharpe ratio, the better the portfolio's risk-adjusted return. The Sharpe ratio is calculated by subtracting the risk free Treasury bill return from the portfolio's return and then dividing that number by the portfolio's overall standard deviation of return. ** Quoted return is for the most recent period ended December 31, 1999. +Returns for 1997, 1998 and 1999 are actual for Dogs of the Market Fund, net of fees and expenses.

                   PRINCIPAL RISKS OF INVESTING IN THE FUNDS

                             AGGRESSIVE GROWTH FUND

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

SMALL COMPANIES RISK. Investing in securities of small sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

FOREIGN SECURITIES RISK. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates; (2) economic and political instability; (3) less publicly available information; (4) less strict auditing and financial reporting requirements; (5) less governmental supervision and regulation of securities markets; (6) higher transaction costs;
(7) potential adverse effects of the euro conversion; and (8) greater possibility of not being able to sell securities on a timely basis.

YEAR 2000 RISK. The risk that the Fund could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate information related dates beginning January 1, 2000. This is commonly known as the "Year 2000 Problem." This situation may negatively affect the companies in which the Fund invests and by extension the value of the Fund's shares. Although the Fund's service providers are taking steps to address this issue, there may still be some risk of adverse effects.

                           DOGS OF THE MARKET(TM) FUND

STRATEGY INDEXING(R) RISK. The Strategy Indexing(R) utilized by the Fund provides a disciplined approach to investing, based on a buy and hold philosophy during the course of each year, which ignores market timing and rejects active management. The Fund will adhere to its Strategy (subject to applicable federal tax requirements relating to mutual funds), despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecast, negative publicity or general market cycles.

There can be no assurance that the market factors that caused the stocks held in the Fund's portfolio to meet the Strategy's investment criteria as of rebalancing in any given year will continue during such year until the next rebalancing, that any negative conditions adversely affecting a stock's price will not develop and/or deteriorate during a given year, or that share prices of a stock will not decline during a given year.

The Fund's portfolio is rebalanced annually in accordance with its Strategy. Rebalancing may result in elimination of better performing assets from the Fund's portfolio and increases in investments in securities with relatively lower total return.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

YEAR 2000 RISK. The risk that the Fund could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate information related dates beginning January 1, 2000. This is commonly known as the "Year 2000 Problem." This situation may negatively affect the companies in which the Fund invests and by extension the value of the Fund's shares. Although the Fund's service providers are taking steps to address this issue, there may still be some risk of adverse effects.

                             MANAGEMENT OF THE FUNDS

WHO RUNS THE FUNDS?

O'Shaughnessy Capital Management, Inc. is the investment manager of each Fund. The Manager's address is 35 Mason Street, Greenwich, CT 06830. The Manager has been providing investment advisory services since 1988. The Manager serves as portfolio consultant to a unit investment trust and provides investment advisory services to investment companies and individual and institutional accounts with assets in excess of $____ million. The Manager also furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds. For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. For the fiscal year ended September 30, 1999, the Manager received advisory fees of 0.74% of each of the Fund's average daily net assets.

James P. O'Shaughnessy has had the day-to-day responsibility for managing the portfolio of each Fund and developing and executing each Fund's investment program since the commencement of operations of each Fund. For the past eleven years, Mr. O'Shaughnessy has served as Chairman and CEO of the Manager. Mr. O'Shaughnessy is recognized as a leading expert and pioneer in quantative equity analysis. He is the author of three financial books, INVEST LIKE THE BEST, WHAT WORKS ON WALL STREET and HOW TO RETIRE RICH.

FUND EXPENSES

Each Fund is responsible for its own operating expenses. At times, the Manager may reduce its fees and/or pay expenses of either Fund in order to reduce the Fund's aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by the Manager are subject to reimbursement by the Fund if requested by the Manager in subsequent fiscal years. This reimbursement may be requested by the Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Manager is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. Each Fund must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of fees and/or expenses.

                             SHAREHOLDER INFORMATION

PURCHASE OF SHARES

The minimum initial investment in a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts. For corporate sponsored retirement plans, there is no minimum initial investment. There is no minimum subsequent investment requirement for any account. However, a $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Funds may waive the minimum investment requirements from time to time.

You may purchase shares of the Funds by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Funds are not required to issue share certificates. The Funds reserve the right to reject any purchase in whole or in part.

HOW DO I PURCHASE SHARES BY CHECK?

If you are making an initial investment in a Fund, simply complete the appropriate Application and mail it with a check (made payable to "O'Shaughnessy Aggressive Growth Fund" or "O'Shaughnessy Dogs of the Market(TM) Fund") to:

O'Shaughnessy Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

If you wish to send your Application and check via an overnight delivery service, delivery cannot be made to a post office box. In that case, you should use the following address:

O'Shaughnessy Funds, Inc
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street,
Third Floor
Milwaukee, WI 53202

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered

HOW DO I PURCHASE SHARES BY WIRE?

If you are making an initial investment in a Fund, before you wire funds, you should call the Fund at 877-OSFUNDS (673-8637) between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment. You will then receive your account number and an order confirmation number. Before or immediately after your bank wires funds, a completed Application should be sent to the Transfer Agent by U.S. mail or overnight courier to the addresses listed above. If you are making a subsequent purchase, before you wire funds, you should be sure to notify the Transfer Agent.

All wires should specify the name of the Fund, the name(s) in which the account is registered, the shareholder's social security number or employer tax identification number, the account number and the amount being wired. Please indicate if this is an initial or subsequent investment. IT IS ESSENTIAL THAT YOUR BANK INCLUDE COMPLETE INFORMATION ABOUT YOUR ACCOUNT IN ALL WIRE INSTRUCTIONS. Wire purchases are normally used only for large purchases (over $5,000). Your bank may charge you a fee for sending a wire to the Funds.

Your bank should transmit immediately available funds by wire in your name to:

O'Shaughnessy Funds
c/o Firstar Mutual Fund Services, LLC
ABA# 075000022
DDA# 11295137

CAN I PURCHASE SHARES THROUGH BROKER-DEALERS OTHER THAN THE DISTRIBUTOR?

You may buy, sell and exchange shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

You may also buy, sell and exchange shares of the Funds through other outside broker-dealers that have not made arrangements with the Funds to sell their shares. Such broker-dealers may purchase shares of the Funds by telephone if they have made arrangements in advance with the Funds. To place a telephone order, such broker-dealer should call the Funds at 877-OSFUNDS (673-8637).

AUTOMATIC INVESTMENT PLAN

For your convenience, the Funds offer an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Funds to withdraw from your checking or savings account each month or quarter an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Application. If you are an existing shareholder, you may call the Fund at 877-OSFUNDS (673-8637) and request an Automatic Investment Plan Application. Signed Applications should be received by the Transfer at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $20 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS
You may invest in the Funds under the following prototype retirement plans:

*    "Education" Individual Retirement Account (IRA)
*    "Traditional" Individual Retirement Account (IRA)
*    "Roth" Individual Retirement Account (IRA)
* Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations
* Profit-Sharing and Money Purchase Pension Plans for corporations and their employees

HOW TO EXCHANGE SHARES

You may exchange shares of one Fund for shares of the other Fund or for shares of O'Shaughnessy Cornerstone Growth Fund and O'Shaughnessy Cornerstone Value Fund on any day the Funds and the NYSE are open for business. You may also exchange shares of either Fund for shares of the Firstar Money Market Fund, a money market mutual fund not affiliated with O'Shaughnessy Funds or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the Firstar Money Market Fund. Prior to making any exchange, you obtain and carefully read the prospectus of the other Fund. Prospectuses for the other O'Shaughnessy Funds and for the Firstar Money Market Fund may be obtained by calling 877- OSFUNDS (673-8637).

If you exchange into shares of the Firstar Money Market Fund you may establish checkwriting privileges on that money market account. Contact the Fund at 877-OSFUNDS (673-8637) for a checkwriting application and signature card.

HOW DO I EXCHANGE SHARES BY MAIL?

You may exchange your Fund shares by simply sending a written request to the Funds' Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into whith the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all of the shareholders whose names appear on the account registration.

HOW DO I EXCHANGE SHARES BY TELEPHONE?

If your account has telephone privileges, you may also exchange Fund shares by calling the Fund at 877-OSFUNDS (673-8637) before the close of regular trading on the NYSE, which presently is 4.00 p.m., Eastern time. If you are exchanging shares by telephone, you will be subject to certain identification procedures which are listed below under "How do I redeem shares by telephone?". You will be charged a $5.00 fee for exchanges of Fund shares by telephone. Telephone requests for exchanges will not be accepted with respect to shares represented by certificates. The Funds may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

The Funds reserve the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders.

HOW TO SELL SHARES

You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your investment representative.

HOW DO I SELL SHARES BY MAIL?

You may redeem your shares by sending a written request to the Transfer Agent. The redemption request should include the following: (i) the name of the account; (ii) the account number; (iii) the number of shares or the dollar value of shares to be redeemed; (iv) duly endorsed share certificates, if issued; (v) any signature guarantees that are required; and (vii) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether the redemptions proceeds are to be sent by mail or wire. The letter should be signed by shareholders whose names appear on the account registration. If you wish to have the proceeds wired, please give wire instructions. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?

To protect the Funds and their shareholders, except as noted in the following paragraph, a signature guarantee is required for all written redemption requests. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted for any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

The Funds will waive the signature guarantee required on redemption requests that instruct that the proceeds be sent by mail if all of the following conditions  apply:  (1)  the  redemption  is for  $10,  000 or  less;  (ii)  the redemption check is payable to the shareholder(s) of records; (iii) the redemption check is mailed to the shareholder(s) at the address of record; and
(iv) no shares represented by certificate are being redeemed. In addition, the Funds may waive the signature guarantee for employees and affiliates of the Manager, the Distributor, the Administrator, and family members of the foregoing.

HOW DO I SELL SHARES BY TELEPHONE?

If you complete the "Shareholder Privileges" section of the Fund Application, you may redeem all or some of you shares by calling the Fund at 877-OSFUNDS (673-8637) before the close of regular trading on the NYSE, which presently is 4:00 p.m., Eastern time. Redemption proceeds will be mailed within one or two days. If you request, redemption proceeds will be wired on the next business day to the bank account you have designated in your Fund Application or written instructions. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $12. This fee is will be deducted from your redemption proceeds and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

When you establish telephone privileges, you are authorizing the Funds and their Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent. Your written request for telephone privileges must be signed by the registered owner(s) of the shares exactly as the account is required and signature guaranteed, and include the name of the account, the account number and the name of the Fund.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Application is received by the Funds. If you did not purchase your shares with a certified check or wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If either Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

WHEN WILL I PAY A REDEMPTION FEE?

The Funds are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, each Fund will assess a 1.5% fee on redemptions and exchanges of Fund shares purchased and held for less than 90 days. This fee will be paid to the Fund to help offset transactions costs. In determining the 90-day holding period, the Funds will use the "first-in, first-out" method. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If those shares were held for less than 90 days, the fee will be assessed.

This fee does not apply to: (i) any shares purchased through reinvested dividends or capital gains; or (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. In addition, this fee may not apply to shares held in broker omnibus accounts.

CAN MY ACCOUNT BE INVOLUNTARILY REDEEMED?

The Funds may redeem the shares in your account if the value of your account is less than $2,500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Funds make an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Funds take any action.

SYSTEMATIC CASH WITHDRAWAL PROGRAM

As another convenience, you may redeem your Fund shares through the Systematic Cash Withdrawal Program. If you elect this method of redemption, the Fund will send you or a designated third party a check in a minimum amount of $50. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                             PRICING OF FUND SHARES

The price of each Fund's shares is based on the Fund's net asset value. This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. Each Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. Each Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

The net asset value of each Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund will make distributions of dividends and capital gains, if any, annually, usually on or about December 31 of each year.

All distributions will be reinvested in shares of the distributing Fund unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

TAX CONSEQUENCES

The Funds intend to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                              FINANCIAL HIGHLIGHTS

These tables show each Fund's financial performance the period of its operations. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. Information for the fiscal year ended September 30, 1999 has been audited by ________________, independent auditors. Their report and the Funds' financial statements are included in the Annual Reports which are available upon request. Information for earlier periods shown was audited by other independent accountants.

                             AGGRESSIVE GROWTH FUND
                           DOGS OF THE MARKET(TM) FUND
                       SERIES OF O'SHAUGHNESSY FUNDS, INC.
                                www.osfunds.com

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                            O'Shaughnessy Funds, Inc.
                                 35 Mason Street
                               Greenwich, CT 06830
                            Telephone: 1-877-OSFUNDS

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. You can get text-only copies:

* For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-6009, or

*    For a fee, by calling 1-800-SEC-0330, or

*    Free   of   charge   from   the    Commission's    Internet    website   at
     http://www.sec.gov.


                                          (The Fund's SEC Investment Company Act
                                                       file number is 811-07695)

                            O'SHAUGHNESSY FUNDS, INC.


                           (the "O'Shaughnessy Funds")
                      O'Shaughnessy Cornerstone Value Fund
                      O'Shaughnessy Cornerstone Growth Fund
                      O'Shaughnessy Aggressive Growth Fund
                     O'Shaughnessy Dogs of the MarketTM Fund
                 (each, a "Fund," and collectively, the "Funds")


                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED______________, 2000

                                 35 Mason Street
                          Greenwich, Connecticut 06830
                            Telephone: 1-877-OSFUNDS



This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the current Prospectus of each Fund (each, a "Fund Prospectus"), dated ______________, 2000. A copy of each Fund Prospectus may be obtained by calling or writing to the relevant Fund at the telephone number or address shown above. This SAI is incorporated by reference into each Fund Prospectus, as applicable.


                                TABLE OF CONTENTS


INVESTMENT POLICIES AND LIMITATIONS ....................................... B-2
DIRECTORS AND OFFICERS .................................................... B-9
MANAGEMENT OF THE FUNDS ................................................... B-11
PORTFOLIO TRANSACTIONS .................................................... B-12
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................. B-14
VALUATION OF SHARES ....................................................... B-14
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES .......................... B-15
PERFORMANCE INFORMATION ................................................... B-16
OTHER INFORMATION ......................................................... B-18
FINANCIAL STATEMENTS OF THE FUNDS ......................................... B-19
OPTIONS AND FUTURES ....................................................... A-20

                       INVESTMENT POLICIES AND LIMITATIONS

     The following supplements the information contained in each Fund Prospectus concerning the investment policies and limitations of O'Shaughnessy Cornerstone Growth Fund ("Cornerstone Growth Fund"), O'Shaughnessy Cornerstone Value Fund ("Cornerstone Value Fund"), O'Shaughnessy Aggressive Growth Fund ("Aggressive Growth Fund") and O'Shaughnessy Dogs of the Market(TM) Fund ("Dogs of the Market Fund"). O'Shaughnessy Capital Management, Inc. (the "Manager") serves as investment advisor to each Fund. See "Management of the Funds."

     SPECIAL CONSIDERATIONS RELATING TO DEPOSITORY RECEIPTS. As noted in the applicable Fund Prospectus, the Funds may each invest in the securities of foreign issuers, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Funds' investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

     Many of the foreign securities held in the form of depository receipts by the Funds are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject.

     ILLIQUID SECURITIES. The Aggressive Growth Fund may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities which cannot be readily resold because of legal and contractual considerations or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, or which do not mature within seven days, or which the Manager, in accordance with guidelines established by the Board of Directors, has not determined to be liquid and includes, among other things, purchased over-the-counter ("OTC") options and repurchase agreements maturing in more than seven days. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

     Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment.

Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such Fund securities and a Fund might be unable to dispose of such securities promptly or at favorable prices.

     The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in each Fund and reports periodically on such decisions to the Board of Directors.

     REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

     At the time of entering into the repurchase agreement the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

     LENDING OF FUND SECURITIES. In accordance with applicable law, each Fund may lend portfolio securities (representing not more than 33 1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. A Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

     HEDGING AND RETURN ENHANCEMENT STRATEGIES. As discussed in the applicable Fund Prospectus, the Funds may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Fund's investments or attempt to enhance the Fund's income. The particular Hedging Instruments are described in Appendix A to this SAI.

     Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Fund. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Additional Information about Dividends and Taxes" below.

     In addition to the products, strategies and risks described below and in the applicable Fund Prospectus, the Manager expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. The Manager may utilize these opportunities to the extent that they are consistent with the respective Fund's investment objectives and permitted by the respective Fund's investment limitations and applicable regulatory authorities. The applicable Fund Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Fund Prospectus.

     SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

     (1) Successful use of most Hedging Instruments depends upon the Manager's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the price of individual securities. While the Manager is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Manager projected a decline in the price of a security held by a Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a Fund security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting covered position in securities, or other options or futures contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Securities and Exchange Commission ("SEC") guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The Funds may purchase put and/or call options, and write (sell) covered put and call options on equity and stock indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described above under "Investment Policies and Restrictions -- Illiquid Securities."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

     The Funds may purchase or write exchange-traded and/or OTC options. Currently, many options on equity securities are exchange-traded.
Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the
"contra party") to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefits of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

     Futures strategies also can be used to manage the average duration of a Fund. If the Manager wishes to shorten the average duration of a Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of a Fund, the Fund may buy a futures contract or a call option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Fund will trade options on futures on any exchange or board of trade unless, in the Manager's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

     LIMITATIONS ON THE USE OF FUTURES. The Funds have represented to the CFTC that they: (1) will use future contracts and options thereon traded on a commodities exchange solely in bona fide hedging transactions or, alternatively
(2) will not enter into futures contracts and options thereon traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of the liquidation value of a Fund's portfolio (calculated in accordance with CFTC regulations). As a matter of operating policy, initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of a Fund's net asset value.

     INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted. Pursuant to such restrictions and policies, no Fund may:

     (1) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), certificates of deposit and bankers' acceptances.

     (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Fund's total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Fund may be invested without regard to this limitation;

     (3) purchase securities on margin, except for short-term credit necessary for clearance of Fund transactions and except that a Fund that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

     (4) purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (5) purchase or sell commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options;

     (6) make loans, except through loans of Fund securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the applicable Fund Prospectus and this SAI shall not be deemed to be the making of a loan, and provided further that the lending of Fund securities and repurchase agreements may be made only in accordance with applicable law and the applicable Fund Prospectus and this SAI as it may be amended from time to time;

     (7) borrow money or issue senior securities, except that each Fund may borrow in an amount up to 33-1/3% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the applicable Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Fund.

     (8) underwrite securities of the issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 Act, as amended, in selling portfolio securities.

     The following investment restrictions (or operating policies) may be changed in respect of a Fund by the Board of Directors without shareholder approval. No Fund may:

     (a) make investments for the purpose of exercising control or management;

     (b) make short sales of securities or maintain a short position, except to the extent permitted by applicable law;

     (c) purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law;

     (d) invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act of 1933, as amended (a "Rule 144A security") and determined to be liquid by them Board of Directors are not subject to the limitations set forth in this investment restriction (d). The foregoing operating policy applies only to Aggressive Growth Fund since the Cornerstone Growth Fund, Cornerstone Value Fund, and Dogs of the Market Fund do not invest in illiquid securities;

     (e) write, purchase or sell puts, calls straddles, spreads or combinations thereof, except to the extent permitted in the applicable Fund Prospectus and this SAI, as they may be amended from time to time.

                             DIRECTORS AND OFFICERS

     The Directors and officers of O'Shaughnessy Funds, their business addresses and principal occupations during the past five years are listed below. Unless otherwise indicated, each person's address is 60 Mason Street, Greenwich, Connecticut 06830.

Name, Age and Address      Position with the Fund       Other Business Activities in Past 5 Years
---------------------      ----------------------       -----------------------------------------
James P. O'Shaughnessy*    Director, President and      President of O'Shaughnessy Capital
Age: 38                    Treasurer                    Management,Inc., 1988 - present; author
                           O'Shaughnessy Capital        of "Invest Like the Best", "What Works
                           Management, Inc.             on Wall Street", and "How to Retire Rich."

C. Flemming Heilmann       Director                     President and Director, Danish American,
Age: 59                                                 N.Y.; Former Chairman and
                                                        CEO, Brockway Standard, Inc.,
                                                        1989-1994; Director: Porter Chadburn,
                                                        Inc.; Porter Chadburn, plc; Wheaton,
                                                        Inc.; Danish American Chamber of
                                                        Commerce, N.Y.; American Friends of
                                                        Cambridge University; Trustee: Royal
                                                        Wessanen Group U.S. Trust.

Robert E. Ix               Director                     Retired Chairman and Chief Executive
Age: 68                                                 Officer of Cadbury Schweppes, Inc.;
                                                        Director, Loctite Corp.

Joseph John McAleer        Director                     Founder and President, MCA Associates,
Age: 68                                                 Inc. (shipbroker), 1983-present; General
                                                        Partner, Sixtus Limited Partnership;
                                                        President and Director, Salesian Sisters
                                                        Partners Circle; Trustee, American
                                                        Merchant Marine Museum Foundation

Steven J. Paggioli         Vice President and           Executive Vice President and Director,
Age 48                     Secretary                    Wadsworth Group since 1986; Vice
                                                        President of First Fund Distributors, Inc.
                                                        since 1989; Vice President of Investment
                                                        Company Administration, LLC since 1990.

----------
*    Interested person, as defined in the 1940 Act.

     Pursuant to the terms of the Management Agreement (defined below) with O'Shaughnessy Funds on behalf of the Funds, the Manager pays the compensation of all officers and Directors who are affiliated persons of the Manager. Pursuant to the terms of the Administration Agreement (defined below), the Administrator pays the compensation of all officers that are affiliated persons of the Administrator.

     O'Shaughnessy Funds pays Directors who are not interested persons of the O'Shaughnessy Funds (each, a "disinterested Director") fees for serving as Directors. Specifically, O'Shaughnessy Funds pay each disinterested Director a $9,750 annual retainer paid quarterly, together with such Director's out-of-pocket expenses relating to attendance at meetings. Each Fund pays one quarter of the foregoing fees.

     The following table sets forth the aggregate compensation the Funds paid to the disinterested Directors for the fiscal year ended September 30, 1999.

                        Aggregate      Pension or Retirement
                        Compensation   Benefits Accrued as    Total Compensation
Name of Director        From Funds*    Part of Fund Expenses  From Fund Complex*
----------------        -----------    ---------------------  ------------------
C. Flemming Heilmann       $                 None                   $
Robert E. Ix               $                 None                   $
Joseph John McAleer        $                 None                   $

----------
* During the fiscal period ended September 30, 1999, aggregate directors fees and expenses in the amount of $_____ were allocated to the Funds.

     Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Director or officer.

     As of the date of this SAI, the officers and Directors of the O'Shaughnessy Funds as a group (5 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund.

                             MANAGEMENT OF THE FUNDS

     THE MANAGER. The Manager acts as the investment manager of each Fund pursuant to a management agreement with O'Shaughnessy Funds on behalf of each Fund (the "Management Agreement"). Under the Management Agreement, O'Shaughnessy Funds pays the Manager a fee in respect of each Fund, computed daily and payable monthly, according to the schedule set forth in the applicable Fund Prospectus. The Manager is wholly owned and controlled by James P. O'Shaughnessy and his immediate family.

     Pursuant to the Management Agreement, the Manager is responsible for investment management of each Fund's portfolio, subject to general oversight by the Board of Directors, and provides the Funds with office space. In addition, the Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian, administrator or transfer and dividend disbursing agent.

     Under the terms of the Management Agreement, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, Investment Company Administration, LLC, the Fund's administrator (the "Administrator"), or First Fund Distributors, Inc., the Funds' distributor (the "Distributor"). General expenses of O'Shaughnessy Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) investment management fees; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of O'Shaughnessy Funds or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (5) fees and expenses payable to disinterested Directors; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, directors' and officers' insurance and fidelity bonds; (8) legal, accounting and auditing expenses; (9) charges of custodian, transfer agents and other agents; (10) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (11) any extraordinary expenses (including fees and disbursements of counsel) incurred by O'Shaughnessy Funds or the Fund; (12) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (13) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund's return.

     Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by O'Shaughnessy Funds or any Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by O'Shaughnessy Funds in respect of a Fund or by the Manager upon 60 days' prior written notice.

     During the fiscal year ended September 30, 1997, Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $17,218, $92,933, $42,147 and $26,765, respectively, in advisory fees. For the same period, the Manager waived fees and reimbursed expenses of the Aggressive
Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund in the amounts of $87,309, $8,879, $46,300 and $71,199, respectively.

     During the fiscal year ended September 30, 1998, Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $93,549, $573,605, $152,188 and $126,357, respectively, in advisory fees. For the same period, the Manager reimbursed fees and expenses of the Aggressive Growth Fund in the amount of $22,305.

     During the fiscal year ended September 30, 1999, Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $______, $_____, $______ and $_____, respectively, in advisory fees. For the same period, the Manager reimbursed fees and expenses of the Aggressive Growth Fund in the amount of $_______.


     THE ADMINISTRATOR. O'Shaughnessy Funds, on behalf of the Funds, has retained the Administrator to provide administration services to each Fund. The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, among others: the preparation and coordination of reports to the Board of Directors; preparation and filing of securities and other regulatory filings (including state securities filings), marketing materials, tax returns and shareholder reports; review and payment of Fund expenses; monitoring and oversight of the activities of the Funds' other servicing agents (i.e. transfer agent, custodian, accountants, etc.); and maintaining books and records of the Funds; administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of O'Shaughnessy Funds. The salaries and other expenses of providing such personnel are borne by the Administrator. For its services, each Fund pays the Administrator a fee each month at the annual rate of 0.10% of the first $100 million of a Fund's average daily net assets, 0.05% of the next $100 million of such net assets, and 0.03% of such net assets over $200 million, with a minimum fee of $40,000 annually per portfolio. During the fiscal year ended September 30, 1997, the Administrator received a total of $64, 377 in administration fees from the Funds. For the fiscal year ended September 30, 1998, the Administrator received a total of $126,054 in administration fees from the Funds and waived an additional $68,044. For the fiscal year ended September 30, 1999, the Administrator received a total of $______ in administration fees from the Funds and waived an additional $________.

     THE DISTRIBUTOR. O'Shaughnessy Funds, on behalf of the Funds, has retained First Fund Distributors, Inc. to provide distribution-related services to each Fund in connection with the continuous offering of the Fund's shares. The Distributor provides such services to the Funds at no cost to the Funds. The Distributor may distribute the shares of the Funds through other broker-dealers with which it has entered into selected dealer agreements.

     CODE OF ETHICS. The Board of Directors of O'Shaughnessy Funds has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code restricts the investing activities of O'Shaughnessy Funds officers, Directors and advisory persons and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

     All persons covered by the Code of Ethics are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning record keeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. In addition, all persons covered by the Code of Ethics are prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of a Fund within periods of trading by the Fund in the same security and a ban on short-term trading in securities.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the respective Funds. As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers as may, in the Manager's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

     The Manager may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the manager under the Management Agreement. The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

     Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Funds paid the following amounts in portfolio brokerage commissions:

                    Fiscal Year          Fiscal Year          Fiscal Year
                    Ended                Ended                Ended
                    September 30, 1997   September 30, 1998   September 30, 1999
                    ------------------   ------------------   ------------------
Aggressive Growth       $ 15,035            $ 56,518              $
Cornerstone Growth       134,182             313,452
Cornerstone Value         18,816              41,323
Dogs of the Market        12,893              31,508

     PORTFOLIO TURNOVER. For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust a Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities.

     As described above, the Funds may engage in options transactions. The options activities of a Fund may affect its turnover rate, the amount of brokerage commissions paid by a Fund and the realization of net short-term capital gains. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Valuation of Shares" and "Additional Information about Distributions and Taxes" below.

     The exercise of calls written by a Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities. For the fiscal year ended September 30, 1998, the Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund had a portfolio turnover rate of __%, ___%, ___% and ___%, respectively. For the fiscal year ended September 30, 1999, the Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund had a portfolio turnover rate of __%, ___%, ___% and ___%, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to "Information About Your Account -- Purchase of Shares; -- Redemption of Shares" in each Fund Prospectus for additional information about purchase and redemption of Fund shares. You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King. Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern time.

     O'Shaughnessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for O'Shaughnessy Funds to dispose of securities owned by it or to determine fairly the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's securities at the time.

     O'Shaughnessy Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. O'Shaughnessy Funds uses some or all of the following procedures to process telephone redemptions: (1) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.

     The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors. However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "Net Asset Value," and investors would incur brokerage commissions in disposing of such securities. If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                               VALUATION OF SHARES

     The net asset value for the shares of each Fund will be determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 P.M., Eastern time) on each Business Day. Each Fund's net asset value per share is calculated separately.

     For all Funds, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the last sale price. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and asked prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors best to reflect their full value.

     When market quotations for options and futures positions held by the Funds are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Funds, are not available, they are valued at fair value as determined in good faith by or under the direction of the Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

     When a Fund writes a put or call option, the amount of the premium is included in the Fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES

     Each Fund is treated as a separate corporation for federal income tax purposes. In order to qualify (or to continue to qualify) for treatment as a regulated investment company ("RIC") under the Internal Revenue Code (the "Code"), each Fund must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) for such taxable year and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or other income (including gains from options and futures) derived with respect to its business of investing in stock or securities ("Income Requirement");(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and (4) the Fund must distribute during its taxable year at least 90% of its investment company taxable income plus 90% of its net tax-exempt interest income, if any.

     The use of hedging and related income strategies, such as writing and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by each Fund eligible to use such strategies. Income from transactions in options and futures derived by a Fund with respect to its business of investing in securities, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts will be subject to the 30% Test if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Test. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Test. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify or continue to qualify as a RIC.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. Each Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the respective Fund or who, to that Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

     Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     A shareholder who holds shares as a capital asset generally will recognize a capital gain or loss upon the sale or exchange of such shares, which capital gain or loss will be a long-term capital gain or loss if such shares are held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Dividends and capital gains distributions may also be subject to state and local taxes.

     The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities. See the applicable Fund Prospectus for further tax information.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state and local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                             PERFORMANCE INFORMATION

     Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.

     Certain historical performance information for the Cornerstone Value Strategy and the Cornerstone Growth Strategy, the respective investment strategies of the Cornerstone Growth Fund and Cornerstone Value Fund, is included in the Fund Prospectus relating to the Cornerstone Value and Cornerstone Growth Funds. See "Performance Information" in the Funds' Prospectus.

     CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total Return with respect to the shares of a Fund is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash. The formula for Total Return with respect to a Fund's shares used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is measured by annualizing Total Return over the period.

     PERFORMANCE COMPARISONS. Each Fund may from time to time include the Total Return and the Average Annual Total Return of its shares in advertisements or in information furnished to shareholders.

     The following are the Funds' average annual total returns for the period ending September 30, 1999*:

                             From Inception
                           (November 1, 1996)        One Year
                           ------------------        --------

Aggressive Growth                      %                   %
Cornerstone Growth
Cornerstone Value
Dogs of the Market

* CERTAIN EXPENSES OF THE AGGRESSIVE GROWTH FUND HAVE BEEN WAIVED OR REIMBURSED FROM INCEPTION THROUGH SEPTEMBER 30, 1999 AND CERTAIN EXPENSES OF THE CORNERSTONE VALUE FUND, CORNERSTONE GROWTH FUND AND DOGS OF THE MARKET FUND HAVE BEEN WAIVED OR REIMBURSED FROM INCEPTION THROUGH SEPTEMBER 30, 1997. ACCORDINGLY RETURN FIGURES ARE HIGHER THAN THEY WOULD HAVE BEEN HAD SUCH EXPENSES NOT BEEN WAIVED OR REIMBURSED.

     Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

     The performance figures described above may also be used to compare the performance of a Fund's shares against certain widely recognized standards or indices for stock market performance. The following are the indices against which the Funds may compare performance:

     The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include industrial, transportation and financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

     The Wilshire 5000 Equity Index (or its component indices) represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

     The  Value  Line   (Geometric)   Index  is  an  unweighted   index  of  the
approximately 1,700 stocks followed by the Value Line Investment Survey.

     The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the Russell 3000 Index's market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

     In reports or other communications to shareholders, O'Shaughnessy Funds may also describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with: (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universes of funds which are described in this Statement of Additional Information, or (4) data developed by the Manager derived from such indices or averages.

                                OTHER INFORMATION

     The Funds are organized as separate investment portfolios or series of the O'Shaughnessy Funds, a Maryland corporation which was incorporated on May 20, 1996 under the name "O'Shaughnessy Funds, Inc."

     The Articles of Incorporation of O'Shaughnessy Funds authorize the Board of Directors to classify and reclassify any and all shares which are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, and provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

     REGISTRATION STATEMENT. This SAI and the Fund Prospectuses do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectuses. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Fund Prospectuses as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectuses form a part, each such statement being qualified in all respects by such reference.

     COUNSEL. The law firm of Swidler, Berlin, Shereff, Friedman, LLP, 919 Third Avenue, New York, New York 10022, counsel to the Funds, has passed upon the legality of the shares offered by the Fund Prospectuses. MCGLADREY & PULLEN, LLP, 555 FIFTH AVENUE, NEW YORK, NEW YORK 10017-2416, SERVES AS INDEPENDENT AUDITORS FOR THE FUNDS.

     TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT. Firstar Mutual Fund Services, LLC ("Firstar"), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent, custodian and fund accountant for the Funds. As custodian, Firstar will be responsible for, among other things, receipt of and disbursement funds from the Fund's account, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities. As fund accountant, Firstar will provide the Funds with various services including: portfolio and tax accounting, valuation, expense accrual and payment, compliance control and financial reporting.

     As of ________ 1999, the following shareholders owned more than 5% of the outstanding voting securities of:

Aggressive Growth:
   Charles Schwab & Co., Inc. for Exclusive Benefit of Customers,
     San Francisco, CA 94104; 21.43%

Cornerstone Value:
   Charles Schwab & Co., Inc. for Exclusive Benefit of Customers,
     San Francisco, CA 94104; 42.56%

                        FINANCIAL STATEMENTS OF THE FUNDS

     ___________________________, serves as independent auditors of the Funds. McGladrey & Pullen, on an annual basis, will audit the financial statements prepared by the Manager and express an opinion on such financial statements based on their audits.

     The audited financial statements for the Funds for the period ended September 30, 1999 are incorporated by reference herein and appear in the annual reports of the Funds, copies of which are available at no charge by calling 1-800-797-0773.

Appendix A

                               OPTIONS AND FUTURES

     The Funds may use the following Hedging Instruments:

     Options on Securities -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

     Options on Securities Indices -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     Stock Index Futures Contracts -- A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     Interest Rate Futures Contracts -- Interest rates futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

                                     PART C
                                OTHER INFORMATION
                                -----------------

ITEM 23. EXHIBITS.

      (1)(a)  Articles of Incorporation of Registrant.*
         (b)  Articles of Amendment, dated July 2, 1996.*
      (2)     Amended and Restated By-Laws of Registrant.**
      (3)     Instrument    defining    rights   of    Shareholders
              (Incorporated  by  reference  to  Exhibits  1  and  2
              above).
      (4) Management Agreement between Registrant and O'Shaughnessy Capital Management, Inc.**
      (5) Distribution Agreement between Registrant and First Fund Distributors, Inc.**
      (6)     Not Applicable
      (7)     Custody  Agreement between the Registrant and Firstar
              Trust Company.**
      (8)(a)  Transfer  Agency,   Dividend  Disbursing  Agency  and
              Shareholder Servicing Agency Agreement between the Registrant and Firstar Trust Company.**
         (b) Administration Agreement between Registrant and Investment Company Administration, LLC.**
         (c) Fund Accounting Agreement between the Registrant and Firstar Trust Company**
      (9) Opinion of Swider, Berlin,Shereff, Friedman, LLP, counsel for Registrant.**
     (10)     Consent of independent auditors for the Registrant.***
     (11)     Inapplicable.
     (12)     Certificate of sole shareholder, O'Shaughnessy
              Capital Management, Inc.**
     (13)     Inapplicable.
     (14)     Inapplicable.
     (15)     Inapplicable.

----------
* Incorporated by reference to identically numbered Exhibits in Registrant's initial Registration Statement on Form N-1A, filed on July 3, 1996 (File No. 333-7595).

** Incorporated by reference to identically numbered Exhibits in pre-effective amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on October 9, 1996.

***  To be supplied by amendment

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     Article V of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                    ARTICLE V

                                 Indemnification

     Each officer and director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Corporation to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the directors who are either "interested persons," as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Corporation claiming indemnification within the scope of this Article V shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland without a preliminary determination as to his ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Corporation. The Corporation, however, may not purchase insurance on behalf of any officer or director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Corporation may indemnify, make advances or purchase insurance to the extent provided in this Article V on behalf of an employee or agent who is not an officer or director of the Corporation.

     The Registrant has purchased an insurance policy insuring its officers and Directors against liabilities, and certain costs of defending claims against such officers and Directors, to the extent such officers and Directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

     Article IV of the Management Agreement between Registrant and O'Shaughnessy Capital Management limits the liability of O'Shaughnessy Capital Management to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations.

     In Section 6(b) of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER.

     O'Shaughnessy Capital Management, Inc., the Investment Manager of the Funds, is primarily in the business of providing investment management services. Reference is made to the most recent Form ADV and schedules thereto of O'Shaughnessy Capital Management on file with the Commission (File No. 801-33868) for a description of the names and employment of the directors and officers of O'Shaughnessy Capital Management, Inc. and other required information.

ITEM 28. PRINCIPAL UNDERWRITERS.

     (a) First Fund Distributors, Inc., acts as the Principal Underwriter for the Registrant and also acts as principal underwriter for the following investment companies:

     Advisors Series Trust
     Brandes Investment Trust
     Fleming Mutual Fund Group
     Fremont Mutual Funds
     Guinness Flight Investment Funds
     Jurika & Voyles Fund Group
     Kayne Anderson Mutual Funds
     Masters' Select Investment Trust
     PIC Investment Trust
     The Purisima Funds
     Professionally Managed Portfolios
     Rainier Investment Management Mutual Funds
     RNC Mutual Fund Group, Inc.
     UBS Private Investor Funds
     Trust for Investment Managers

     (b) Set forth below is information concerning each director and officer of First Fund Distributors, Inc

                                   Positions and Offices
      Name and Principal              with Principal        Position and Offices
      Business Address                  Underwriter            with Registrant
      ----------------                  -----------            ---------------
      Robert H. Wadsworth        President and Treasurer    Assistant Treasurer
      4455 E. Camelback Road
      Suite 261E
      Phoenix, AZ  85018

      Eric M. Banhazl            Vice President             None
      2025 E. Financial Way
      Glendora, CA  91741

      Steven J. Paggioli         Vice President and         Vice President and
      915 Broadway               Secretary                  Secretary
      New York, NY  10010

         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant's custodian and transfer agent at the address set forth in Part A, except those records relating to portfolio transactions and the basic organizational and corporate documents of the Registrant (see Subsections (2)(iii), (4), (5), (6),
(7), (9), (10) and (11) of Rule 31a-1(b)), which, with respect to portfolio transactions are kept by the Manager and with respect to corporate documents by its Administrator at the addresses set forth in Parts A and B.

ITEM 29. MANAGEMENT SERVICES.

     None.

ITEM 30. UNDERTAKINGS.

     Registrant hereby undertakes to:

     (a) furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual request to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Greenwich, and state of Connecticut, on the 22nd day of November, 1999.

                                      O'SHAUGHNESSY FUNDS, INC.
                                      (Registrant)

                                      By: /s/ James P. O'Shaughnessy
                                          --------------------------------------
                                          James P. O'Shaughnessy,
                                          President

     Pursuant  to  the   requirement  of  the  Securities  Act  of  1933,   this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                    Title                         Date
     ----------                    -----                         ----
/s/ James P. O'Shaughnessy    President (Chief Executive      November 22, 1999
-------------------------     Officer)
James P. O'Shaughnessy


/s/ James P. O'Shaughnessy    Treasurer (Chief Financial      November 22, 1999
-------------------------     and Accounting Officer)
James P. O'Shaughnessy


/s/ C. Flemming Heilmann      Director                        November 22, 1999
-------------------------
C. Flemming Heilmann


/s/ Joseph John McAleer       Director                        November 22, 1999
-----------------------
Joseph John McAleer


/s/ Robert I. Ix              Director                        November 22, 1999
--------------------------
Robert E. Ix